UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2015

UNITED COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Indiana	333-172827	80-0694246
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

92 Walnut Street, Lawrenceburg, Indiana  47025
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (812) 537-4822

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On September 17, 2015, Eugene B. Seitz, II resigned from his position as a director of United Community Bancorp (the “Company”) and its subsidiary United Community Bank, effective immediately. Mr. Seitz informed the Company that he was resigning due to family and medical issues, and not as a result of any dispute or disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP

Date: September 18, 2015	By:	/s/ Elmer G. McLaughlin
Elmer G. McLaughlin
President and Chief Executive Officer